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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       March 1, 2002
                                                   -----------------------------

                               Register.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-29739                11-3239091
----------------------------       ---------------      ------------------------
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

   575 Eighth Avenue, 11th Floor, New York, New York           10018
-----------------------------------------------------   ------------------------
        (Address of principal executive offices)              Zip Code)

Registrant's telephone number, including area code        (212) 798-9100
                                                      --------------------------

                                 Not applicable.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5:  Other Events

         Peter A. Forman, one of our directors and our co-founder, has advised us that on November 30, 2001 he amended his written selling plan, which was adopted on August 31, 2001 in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The amendment is effective as of today, March 1, 2002, and extends the term of Mr. Forman's selling plan to December 31, 2002. Specifically, subject to certain contingencies, the selling plan provides for the sale of up to 299,803 shares in any three month period.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, Register.com has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           REGISTER.COM, INC.
                             ---------------------------------------------------
                                             (Registrant)

    March 1, 2002                          /s/ Jack S. Levy
------------------------    ----------------------------------------------------
        Date                    Jack S. Levy, General Counsel and Secretary